KBS REIT II Revaluation December 16, 2016

Forward-Looking Statements The information contained herein should be read in conjunction with, and is qualified by, the information in KBS Real Estate Investment Trust II’s (“KBS REIT II”) Annual Report on Form 10-K for the year ended December 31, 2015, filed with the Securities and Commission Exchange (the “SEC”) on March 16, 2016 (the “Annual Report”), and in KBS REIT II’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2016 (the “Quarterly Report”), filed with the SEC on November 8, 2016, including the “Risk Factors” contained in the Annual Report and referenced in the Quarterly Report. For a full description of the limitations, methodologies and assumptions used to value KBS REIT II’s assets and liabilities in connection with the calculation of KBS REIT II’s estimated value per share, see KBS REIT II’s Current Report on Form 8-K, filed with the SEC on December 15, 2016. Forward-Looking Statements Certain statements contained herein may be deemed to be forward-looking statements within the meaning of the Federal Private Securities Litigation Reform Act of 1995. KBS REIT II intends that such forward-looking statements be subject to the safe harbors created by Section 21E of the Securities Exchange Act of 1934, as amended. These statements include statements regarding the intent, belief or current expectations of KBS REIT II and members of its management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as “may,” “will,” “seeks,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” “should” or similar expressions. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. KBS REIT II undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, unless required by law. Such statements are subject to known and unknown risks and uncertainties which could cause actual results to differ materially from those contemplated by such forward-looking statements. KBS REIT II makes no representation or warranty (express or implied) about the accuracy of any such forward-looking statements. These statements are based on a number of assumptions involving the judgment of management. The appraisal methodology for KBS REIT II’s real estate properties assumes the properties realize the projected net operating income and expected exit cap rates and that investors would be willing to invest in such properties at yields equal to the expected discount rates. Though the appraisals of the real estate properties, with respect to CBRE, Inc., an independent, third-party real estate valuation firm that performed the appraisals of the real estate properties, and the valuation estimates used in calculating the estimated value per share, with respect to KBS REIT II and KBS Capital Advisors LLC, KBS REIT II’s external advisor (the “Advisor”), are the respective party’s best estimates as of September 30, 2016 or December 14, 2016, as applicable, KBS REIT II can give no assurance in this regard. Even small changes to these assumptions could result in significant differences in the appraised values of KBS REIT II’s real estate properties and the estimated value per share. The forward-looking statements also depend on factors such as: future economic, competitive and market conditions; KBS REIT II’s ability to maintain occupancy levels and rental rates at its real estate properties; the borrower under KBS REIT II’s loan investment continuing to make required payments under the loan documents; and other risks identified in Part I, Item IA of the Annual Report and referenced in Part II, Item 1A of the Quarterly Report, both as filed with the SEC. Actual events may cause the value and returns on KBS REIT II’s investments to be less than that used for purposes of KBS REIT II’s estimated value per share. 2

Portfolio Summary As of September 30, 2016 Total Acquisitions1 $3,330,210,000 Current Real Estate Cost Basis2 $1,589,311,000 Total Dispositions (based on gross sales price) $2,267,009,000 Total Square Feet (equity assets) 5,107,001 Total Leverage3 35% Total Occupancy 89% Total Leased4 89% 3 1 Represents aggregate purchase price of all acquisitions, including disposed assets. As of September 30, 2016, KBS REIT II had sold 15 equity assets and had seven debt investments that were sold or fully paid off. 2 Represents cost basis, which is acquisition price (excluding closing costs) plus subsequent capital expenditures, for real estate properties in the portfolio as of 9/30/2016. 3 As of September 30, 2016, KBS REIT II’s borrowings and other liabilities were approximately 35% of both the cost (before depreciation or other noncash reserves) and book value (before depreciation) of tangible assets, respectively. 4 Leased percentage includes future leases that have been executed but had not yet commenced as of September 30, 2016.

• KBS REIT II followed the IPA Valuation Guidelines, which included independent third- party appraisals of all of its properties. Property values for properties are equal to their appraised values as of September 30, 2016. • Real estate-related investments, cash, other assets, mortgage debt and other liabilities were valued by the Advisor, similar to prior valuations. The estimated values of the real estate-related investment and mortgage debt are equal to the GAAP fair values as disclosed in the footnotes to KBS REIT II’s 10-Q for the period ended September 30, 2016. • The estimated values of cash and a majority of other assets and other liabilities are equal to their carrying values which approximate their fair values due to their short maturities or liquid nature. • The estimated value of KBS REIT II’s assets less the estimated value of KBS REIT II’s liabilities was then divided by the number of shares outstanding as of September 30, 2016 to arrive at the estimated value per share. Valuation Information 4 Third Party Valuation

December 2015 estimated value per share $ 5.62 Real estate Real estate properties 0.10 Property sold Oct. 1, 2015 through Sept. 30, 2016 (0.02) Capital expenditures on real estate (0.26) Subtotal Real Estate (0.18) Operating cash flows in excess of monthly distributions declared 2 0.04 Notes payable 0.01 Total change in estimated value per share (0.13) December 2016 estimated value per share $ 5.49 On December 14, 2016, KBS REIT II’s Board of Directors approved an estimated value per share of $5.491 The following is a summary of the estimated value per share changes within each asset and liability group. Valuation Information 5 1Based on the estimated value of KBS REIT II’s assets less the estimated value of KBS REIT II’s liabilities, divided by the number of shares outstanding, all as of September 30, 2016. 2 Operating cash flow reflects modified funds from operations (“MFFO”) adjusted to add back the amortization of deferred financing costs. KBS REIT II computes MFFO in accordance with the definition included in the practice guideline issued by the IPA in November 2010.

Offering Price: $10.00 Valuation History: – December 20111 $10.11 – December 20122 $10.29 – December 20133 $10.29 – September 20144 (after deducting special distribution of $4.50 from $10.55) $6.05 – December 20145 $5.86 – December 20156 $5.62 – December 20167 $5.49 6 1 Data as of 9/30/11. See KBS REIT II’s Current Report on Form 8-K filed with the SEC on December 21, 2011. 2 Data as of 9/30/12. See KBS REIT II’s Current Report on Form 8-K filed with the SEC on December 19, 2012. 3 Data as of 9/30/13, with the exception of real estate appraised as of November 30, 2013. See KBS REIT II’s Current Report on Form 8-K filed with the SEC on December 19, 2013. 4 Data as of 6/30/14. See KBS REIT II’s Current Report on Form 8-K filed with the SEC on September 23, 2014. 5 Data as of 9/30/14. See KBS REIT II’s Current Report on Form 8-K filed with the SEC on December 4, 2014. 6 Data as of 9/30/15. See KBS REIT II’s Current Report on Form 8-K filed with the SEC on December 9, 2015. 7 Data as of 9/30/16. See KBS REIT II’s Current Report on Form 8-K filed with the SEC on December 15, 2016. Valuation Information

Portfolio Overview Portfolio Summary for December 2016 Estimated Value Per Share1 Assets: $1.587 Billion – Real Estate2 • 11 Assets • $1.511 Billion (95.2%) – Loan Investments • 1 Asset • $14.3 Million (0.9%) – Other Assets3 • $61.8 Million (3.9%) Liabilities: $0.551 Billion – Loans Payable: $526.1 Million – Other Liabilities4: $25.0 Million Net Equity at Estimated Value: $1.036 Billion 7 1 Values as of September 30, 2016. 2 Consists of the 11 appraised real estate properties held as of 9/30/2016. 3 Includes cash and cash equivalents, restricted cash, rents and other receivables, net and prepaid expenses. 4 Includes accounts payable, accrued liabilities, distributions payable, security deposits, prepaid rent and interest rate swap liability.

Fountainhead 8 The September 30, 2016 appraised value represents a $20.0 million decrease vs. the appraised value as of September 30, 2015. The decrease in value was primarily the result of the following: • The asset is a single-tenant property with a for-profit university as the only tenant. • The for-profit university continues to experience difficulties as the tenant’s accreditation is currently under government review. Although KBS REIT II anticipates a high likelihood that the tenant’s accreditation will be upheld, the uncertainty of this situation has had an impact on perceived market value. • A private equity company is still in the process of acquiring the for-profit university. Significant Real Estate Value Changes

Willow Oaks 9 The September 30, 2016 appraised value represents a $1.5 million increase vs. the appraised value as of September 30, 2015; however, the REIT spent approximately $12.3 million in capital expenditures since the last appraisal (mostly due to a significant lease), which more than offset this increase. The net decrease in value was due to the following: • Cap ex spend on deferred maintenance items at the property, essentially a non-value add item. • A decrease in occupancy and weaker market rents reflected in the September 30, 2016 valuation. Significant Real Estate Value Changes

100 – 200 Campus Significant Real Estate Value Changes 10 The September 30, 2016 appraised value represents a $15.2 million increase vs. the appraised value as of September 30, 2015. The increase in value was primarily the result of the following: • Significant new leasing. After the new lobby in the 100 building was unveiled to the brokerage community, the asset saw significant leasing momentum. The 2016 valuation includes the new leases in the 100 building totaling 51,773 sf. • Additionally, a tenant occupying 12,134 sf in the 200 building was assumed to vacate at lease expiration in last year’s valuation, but renewed its lease. • Capital expenditures of $5.9 million related mostly to additional leasing efforts. • Decreased cap and discount rates to reflect the reduced risk pertaining to the investment. In addition, 98,105 sf of space is now vacant and is already in the process of leasing due to a partial buy-out agreed to with the prior tenant mid-year.

300 – 600 Campus Significant Real Estate Value Changes 11 The September 30, 2016 appraised value represents a $18.6 million increase vs. the appraised value as of September 30, 2015. The increase in value was primarily the result of the following: • A significant tenant is transitioning out of its free-rent period and beginning to pay rent. In addition, the REIT paid out over $10 million in tenant improvements as part of the lease deal. • An additional $4.8 million in other capital expenditure items were incurred at the property. • A new lease was signed in the 500 building for 9,550 sf.

350 E. Plumeria • Acquired on December 18, 2008, for $35.8 million plus closing costs • Two-story office/flex building with 142,700 rentable square feet • Sold on May 17, 2016, for $42.3 million net of concessions and credits (cost basis at time of sale was $38.1 million) • Met KBS REIT II’s return goals and objectives in terms of both cash flow and capital appreciation Disposition 12

1 Includes acquisition price, acquisition costs, capital expenditures and leasing commissions. Asset Acquisition Date Purchase Price Cost Basis 1 Sale Date Net Sale Price SOLD as of September 30, 2016 Hartman II 4/7/2010 $10,800,000 $11,113,000 6/28/2012 $12,650,000 Mountain View Corp. Center 7/30/2008 $30,000,000 $33,316,000 5/15/2014 $25,417,000 Dallas Cowboys Dist. Center 7/8/2010 $19,000,000 $19,273,000 6/11/2014 $22,250,000 601 Tower at Carlson Center 2/3/2011 $54,403,000 $60,405,000 6/11/2014 $74,946,000 Plano Business Park 3/15/2010 $16,750,000 $18,229,000 6/16/2014 $23,297,000 Metropolitan Center 12/16/2011 $104,900,000 $108,075,000 6/27/2014 $108,458,000 300 North LaSalle 7/29/2010 $655,000,000 $663,847,000 7/7/2014 $849,604,000 Torrey Reserve West 9/9/2010 $27,300,000 $29,489,000 7/10/2014 $39,150,000 Two Westlake Park 2/25/2011 $80,500,000 $94,759,000 7/25/2014 $119,899,000 CityPlace Tower 4/6/2011 $126,500,000 $130,996,000 8/21/2014 $149,878,000 I-81 Industrial 2/16/2011 $90,000,000 $92,900,000 11/18/2014 $103,871,000 Crescent VIII 5/26/2010 $12,500,000 $14,500,000 11/20/2014 $16,438,000 One Main Place 2/5/2010 $57,000,000 $64,500,000 12/24/2014 $84,424,000 National City Tower 12/17/2010 $115,000,000 $124,600,000 2/13/2015 $124,000,000 350 E Plumeria 12/18/2008 $35,775,000 $38,123,000 5/17/2016 $42,336,000 TOTAL $1,435,428,000 $1,504,125,000 $1,796,618,000 Disposition History 13

Loan History 14 1Includes acquisition/origination price, acquisition/origination costs, and any subsequent loan advances. Asset Acquisition/ Origination Date Purchase Price Cost Basis1 Sale/ Payoff Date Net Sales or Repayment Proceeds LOANS SOLD/REPAID as of September 30, 2016 Northern Trust A & B Notes 12/31/08 & 6/27/12 $59,428,000 $60,172,000 6/27/2012 $84,932,000 One Liberty Plaza 2/11/2009 $66,700,000 $67,461,000 10/11/2013 $113,091,000 One Kendall Square 11/22/2010 $87,500,000 $88,997,000 12/4/2013 $87,500,000 Tuscan Inn 1/21/2010 $20,200,000 $19,799,000 2/7/2014 $20,200,000 Chase Tower 1/25/2010 $59,200,000 $59,221,000 2/14/2014 $64,117,000 Pappas Commerce 4/5/2010 $32,673,000 $32,673,000 6/9/2014 $32,673,000 Summit I & II 1/17/2012 $58,750,000 $58,272,000 8/4/2015 $59,624,000 TOTAL $384,451,000 $386,595,000 $462,137,000

15 Distribution Information History of Distribution Payments $9.18/share of total distributions paid from August 2008 through December 2016 – August 2008 – September 2014 (74 Monthly Payments) • $0.20/share distributions, on an annualized basis, for record dates from July 16, 2008 to August 15, 2008 • $0.65/share distributions, on an annualized basis, for record dates from August 16, 2008 through August 31, 2014 – February 2013 (1 Payment) • $0.05416667/share special 13th distribution funded from 2012 MFFO in excess of 2012 distributions declared – September 2014 (1 Payment) • $4.50/share special distribution funded from the proceeds from the dispositions of real estate properties between May 2014 and August 2014, as well as cash on hand resulting primarily from the repayment or sale of real estate loans − October 2014 to January 2015 (4 Payments) • $0.13328082/share total distributions paid from October 2014 through January 2015. (If converted to a daily distribution amount for the period and annualized, then this period’s $0.13328082/share distributions would equal a 7.25% annualized rate based on a $10.00 purchase price less $4.50 special distribution or 6.80% annualized rate based on the December 2014 estimated value per share of $5.86.) – February 2015 to December 2015 (11 Payments) • $0.26811507/share total distributions paid from February 2015 through December 2015 (if converted to a daily distribution amount for the period and annualized, then this period’s $0.26811507/share would equal a 5.00% annualized rate based on the December 2014 estimated value per share of $5.86 or a 5.2% annualized rate based on the December 2015 estimated value per share of $5.62.) – January 2016 to December 2016 (12 Payments) • $0.28208442/share total distributions paid from January 2016 through December 2016 (if converted to a daily distribution amount for the period and annualized, then this period’s $0.28208442/share would equal a 5.0% annualized rate based on the December 2015 estimated value per share of $5.62 or a 5.1% annualized rate based on the December 2016 estimated value per share of $5.49.)

16 Stockholder Performance KBS REIT II is providing this estimated value per share to assist broker-dealers that participated in its initial public offering in meeting their FINRA customer account statement reporting obligations. The valuation was performed in accordance with the provisions of and also to comply with the IPA Valuation Guidelines. As with any valuation methodology, the methodologies used are based upon a number of estimates and assumptions that may not be accurate or complete. Different parties with different assumptions and estimates could derive a different estimated value per share, and this difference could be significant. The estimated value per share is not audited and does not represent the fair value of KBS REIT II’s assets or the fair value of KBS REIT II’s liabilities according to GAAP. KBS REIT II can give no assurance that: • a stockholder would be able to resell his or her shares at this estimated value per share; • a stockholder would ultimately realize distributions per share equal to KBS REIT II’s estimated value per share upon liquidation of KBS REIT II’s assets and settlement of its liabilities or a sale of KBS REIT II; • KBS REIT II’s shares of common stock would trade at the estimated value per share on a national securities exchange; • an independent third-party appraiser or other third-party valuation firm would agree with KBS REIT II’s estimated value per share; or • the methodology used to calculate KBS REIT II’s estimated value per share would be acceptable to FINRA or for compliance with ERISA reporting requirements. Further, the estimated value per share as of December 14, 2016 is based on the estimated value of KBS REIT II’s assets less the estimated value of KBS REIT II’s liabilities divided by the number of shares outstanding, all as of September 30, 2016. The value of KBS REIT II’s shares will fluctuate over time in response to developments related to individual assets in KBS REIT II’s portfolio and the management of those assets in response to the real estate and finance markets and due to other factors. The estimated value per share does not reflect a discount for the fact that KBS REIT II is externally managed, nor does it reflect a real estate portfolio premium/discount versus the sum of the individual property values. The estimated value per share does not take into account estimated disposition costs and fees for real estate properties that are not under contract to sell, debt prepayment penalties or swap breakage fees that could apply upon the prepayment of certain of KBS REIT II’s debt obligations or termination of related swap agreements or the impact of restrictions on the assumption of debt. KBS REIT II has generally incurred disposition costs and fees related to the sale of each real estate property since inception of 1.7% to 3.5% of the gross sales price less concessions and credits, with the weighted average being approximately 2.3%. If this range of disposition costs and fees was applied to KBS REIT II’s real estate properties, which do not include these costs and fees in the appraised values, the resulting impact on the estimated value per share would be a decrease of $0.14 to $0.28 per share. KBS REIT II currently expects to utilize the Advisor and/or an independent valuation firm to update the estimated value per share no later than December 2017.

Stockholder Performance 17 $5.49 $9.18 $14.67 Hypothetical Performance of Early and Late Investors $10.00 Share Price, All Distributions Received in Cash Estimated Value Per Share As of December 14, 2016 Cumulative Cash Distributions Received through December 14, 2016 Sum of Estimated Value Per Share as of December 14, 2016 and Cumulative Cash Distributions Received through December 14, 2016 Late Investor: Invested at Close of Public Offering (December 31, 2010) Early Investor: Invested at Escrow Break (June 24, 2008) $5.49 $7.62 $13.11 The last column above would increase by $1.44 to $16.11 for early DRIP investors and $0.57 to $13.68 for late DRIP investors.1 1Values per share are based on number of shares originally purchased, and assume full participation in dividend reinvestment plan for life of investment and no share redemptions.

Stockholder Performance 18 Hypothetical Performance of Early and Late Investors $10.00 Share Price, All Distributions Received in Cash For information about the estimated value per share for 12/11, 12/12, 12/13, 9/14, 12/14, 12/15 and 12/16 see slide 6. “Cumulative Distributions” for an early cash investor assumes all distributions received in cash and no share redemptions and reflect the cash payment amounts (all distributions paid since inception) per share for a hypothetical investor who invested on or before escrow break and consequently has received all distributions paid by the REIT. “Cumulative distributions” for a late cash investor assumes all distributions received in cash and no share redemptions, and reflect the cash payment amounts (all distributions paid since investment) per share for a hypothetical investor who invested on December 31, 2010, the day offers in primary offering ended. The “offering price” of $10.00 reflects the price most investors paid to purchase shares in the primary initial public offering. $2.16 $2.81 $3.51 $8.50 $8.60 $8.90 $9.18 $10.11 $10.29 $10.29 $6.05 $5.86 $5.62 $5.49$10.00 $12.27 $13.10 $13.80 $14.55 $14.46 $14.52 $14.67 Offering Price 2011 2012 2013 Sept. 2014 Dec. 2014 Dec. 2015 Dec. 2016 Breakdown of Early Cash Investor Value Cumulative Distributions Share Price $0.65 $1.30 $1.95 $6.94 $7.04 $7.34 $7.62 $10.11 $10.29 $10.29 $6.05 $5.86 $5.62 $5.49 $10.00 $10.76 $11.59 $12.24 $12.99 $12.90 $12.96 $13.11 Offering Price 2011 2012 2013 Sept. 2014 Dec. 2014 Dec. 2015 Dec. 2016 Breakdown of Late Cash Investor Value Cumulative Di tributions Share Price

19 2017 Goals and Objectives • Continue to strategically sell assets and consider special distributions to stockholders • Negotiate lease renewals or new leases that facilitate the sales process and enhance property stability for prospective buyers • Complete capital projects, such as renovations or amenity enhancements, to attract quality buyers • Finalize strategic alternatives assessment and decide course of action

Thank you! KBS Capital Markets Group LLC Member FINRA & SIPC 800 Newport Center Drive, Suite 700 Newport Beach, CA 92660 (866) 527-4264 www.kbs-cmg.com 20